                                                                    EXHIBIT 10.4



                                LEASE AGREEMENT

THIS INDENTURE of lease made at Madras 26th March, 1993 between the PRESIDENT OF INDIA through the Development Commissioner, Madras Export Processing Zone, Ministry of Commerce, presently at the Administrative Office Building, National Highway 45, Tambaram, Madras - 600 045 hereinafter called "Lessor" (which expression shall unless the context does not admit include his successors in office and assigns) on the one part and M/s. Total Business Solutions (India) Pvt. Ltd., Unit 13, Block 2, BDF Buildings, Madras Export Processing Zone, Tambaram, Madras - 600 045 and represented by its Director Shri K. Achyuthan, Madra hereinafter referred to as the "Lessee" (which expression are included, unless such inclusion is inconsistent with the context of the meaning thereof its executors and assigns) on the other part: WHEREAS the Government of India has constituted, the Madras Export Processing Zone, hereinafter called the MEPZ in the land acquired for the purpose with the object of encouraging the export industries in India and for earning foreign exchange on the export of various kinds of products from the MEPZ in the interest of the national economy by establishing industrial units in the said zone: AND WHEREAS the Lessor has contructed a building known as Standard Design Factory on a portion of land in MEPZ for the purpose of allotting the same to various entrepreneurs carrying on business of manufacturing and or processing articles, things, materials components and instruments relating to various items of manufacture:

AND WHEREAS the Lessee have approached the Lessor for demising to it a portion of the said building constructed and or erected on the Unit No. 13, Block 2, in the MEPZ within the village limits of Kadaper of Taluk Saidapet, District Chengalpattu. Sub-Registration district of Tambaram containing the admeasurement 500 sq. meters or thereabouts and more particularly described in the first Schedule hereunder written to establish manufacturing/processing establishment for the manufacture of articles, things, materials, components, instruments relating to the items for manufacture of export goods at the rent and upon the terms and conditions hereinafter contained and to grant to it all facilities and a variety of concessions.

AND WHEREAS the Lessor has agreed to let out a portion of the said building with partition, fittings and fixtures thereto as listed in the Second schedule admeasuring about 500 Sq. meters equivalent to meters of thereabout on the II floor of the said building with effect from 13th January, 1992 at the rent of Rs. 37,500/- per quarter for a term of five years upon the terms and conditions hereinafter contained.

AND WHEREAS it has been agreed by and between the parties hereto that the stamp duty and registration charges shall be borne and paid by the Lessee.

Yasmin Ahmed                                                         ....2...

Development Commissioner,                        For TOTAL BUSINESS SOLUTIONS
Madras Export Processing Zone,                   (INDIA) PRIVATE LIMITED,
  Madras - 45.                                       K. Achyuthan
                                                       DIRECTOR.

                                     : 3 :

f) Not to manufacture/process any article, things, materials, components and instruments which do not in any way relate to the industry other than the authorized one for which permission was granted.


g) To submit from time to time to the Development Commissioner, plans and the schemes of the particular industry to be established together with such other details as may be required.

h) To export the entire production (whether manufactured/processed including seconds, wastes and scrap material to foreign countries in accordance with the provisions of law and with the provisions of letter of approval/licence subject to such concessions and facilities as may be given to the government to the Lessees in the matter of disposal of seconds, waste and scrap material, the Customs Duty, putting of applications or Import Licences, etc., and such other concessions as may be notified hereafter from time to time.

i) To furnish a legal undertaking as may be prescribed for the fulfilment of export obligations set out in their application for setting up industries in the Zone.

j) To arrange forwarding/clearance of manufactured/processed goods for export or import of raw materials spares and such other materials as are required for manufacture/processing to the satisfaction of the Development Commissioner or agencies authorized by the Development Commissioner.

k) Not to allow any of the products manufactured/processed in MEPZ produced by the Lessee to enter or pass into and/or be sold in any market in India or in anywhere in India provided always that the Development Commissioner may permit the Lessee to sell and/or dispose of the products to enter or pass into and/or be sold in any market in India or anywhere in India.

l) To sell or dispose of the products manufactured/processed by the Lessee in the local markets in India or as may be directed by the Development Commissioner in the event the Development Commissioner considers that the said products are essential or necessary for national defence or for countering natural disaster or considered urgent and necessary for the national economy upon payment as may be mutually agreed upon and that the Lessee shall not entitled to make any/other claim for compensation for delivering the products as aforesaid in any manner whatsoever.


                                                             ....4..

Yasmin Ahmed
-------------------------

Development Commissioner,                      For TOTAL BUSINESS SOLUTIONS
Madras Export Processing Zone,                   (INDIA) PRIVATE LIMITED
      Madras-45.                                       K. Achyuthan


                                                                DIRECTOR.

                                   :  4  :



m) To permit the Development Commissioner or any officer, surveyor, workmen or other persons employed by him from time to time at any time without any prior notice being given to enter into and upon the demised premises and to inspect the general state of the demised premises and also processing plant and machinery, etc., and the books of account and other documents and vouchers concerning the products manufactured by the Lessee.

n) Not to do or permit anything to be done or stored (except those for production of products approved for manufacture in the demised premises) which may be a nuisance, annoyance, dangerous or disturbance to the owners, occupiers or residents of the other premises in the vicinity.

o) To use the demised premises only for the purpose of manufacturing, processing or assembling products for export and other purposes incidental thereto the same and not to use the said demised premises or any part thereof for any other purpose.

p) Not to sublet, assign or transfer, change or alienate the premises or any part thereof without the prior consent in writing of the Lessor first hand and obtained and subject to such terms and conditions as the Lessor may prescribed in granting the possession to the Lessee for the transfer of the said demised premises or any part thereof as hereinbefore mentioned.

q) To intimate before hand in writing to the Lessor within a forthright of the changes made or effected in the corporate structure of the constitution of the Lessee.

r) To submit statements of accounts and such other details within such time as may be stipulated by the Lessor during the term of these presents giving all the necessary particulars as may be required by the Lessor.

s) To allow the persons and vehicle entering and leaving MEP2 to be examined by the staff of the Lessor or any agency authorised by the Development Commissioner for the purpose of checking that no products or any materials manufactured in the demised premises are removed in the manner not authorised by those presents.

t) Not to make any structural alterations or changes of any nature whatsoever to the demised premises or any additions, alterations or changes of any nature whatsoever to the building erected on the demised premises without the previous permission of the Lessor have been obtained in writing and if permitted, to carry out the same in accordance with the building Bye-laws of the local authority or any other statutory Regulations.

                                                                         ....5..


Yasmin Ahmed                  TOTAL BUSINESS SOLUTIONS (INDIA) PRIVATE LIMITED,
---------------------

    DEVELOPMENT COMMISSIONER,                                         DIRECTOR.
  MADRAS EXPORT PROCESSING ZONE,
              MADRAS-45.                          K. Achyuthan

                                   :  5  :


u) Not to cause any annoyance or hindrance to other tenants/lessees of the lessor and to so conduct the activities which will impede the other lessee of the lessor in manufacturing or processing the multi products AND in the event the Lessee experiences or finds any difficulty in a conducting its/his/their business and/or activities connected therewith smoothly and efficiently by reason of the user of the said building or any portion thereof by the other tenants of the building the same shall be referred to the Development Commissioner and any directions or orders issued by the Development Commissioner in relations thereto shall be complied with by the Lessee.

v) To observe and perform all rules and regulations prescribed under the Labour Legislation such as Industrial Disputes Act, Workmen's Compensation Act, Payment of Wages Act, Minimum Wages Act and any other statutes governing the relationship of the employers including the Factories Act and Fatal Accidents Act.

w) If the said rent hereby reserved shall be in arrears for the space of 30 days whether the same shall have been legally demanded or not, if within a period of ONE year from the date of the commencement of Lease the entire demised premises are not utilised for the purpose for which the same has been demised or if the Lessee ceases to manufacture products for a period of six continuous months for whatever cause arising, including a strike, lockout or any injunction from Court in any sort of litigation, if and whenever there shall be a breach of any of the covenants and conditions hereinbefore set out or referred to including breach of any of the conditions of meeting the export obligations already undertaken by the Lessee and or as may be notified from time to time by the Lessor or the Lessee becoming insolvent or is wound up or amalgamated or merged with other Body Corporate or otherwise pursuant to the Court's Orders or under the Provisions of Law then in force or under any Agreement entered into by the Lessee, the Lessor may re-enter upon any part of the demised premises in the name of the whole and thereupon the demise hereby granted shall absolutely cease and determine and in that case, PROVIDED ALWAYS THAT the Lessor shall in addition to the right or determination of this lease and to effect re-entry as mentioned aforesaid be entitled to recover as and by way of compensation such amount as may be considered by the Lessor as appropriately recoverable from the Lessee in the event the Lessee were not given or granted all those various concessions and variety of facilities.


                                                                         ....6..


                                       For TOTAL BUSINESS SOLUTIONS
                                       (INDIA) PRIVATE LIMITED,
Yasmin Ahmed
---------------------

    DEVELOPMENT COMMISSIONER,           K. Achyuthan            DIRECTOR.
  MADRAS EXPORT PROCESSING ZONE,
              MADRAS-45.

                                   :  6  :



x) At the expiration or sooner of the termination of the said term quietly to deliver upto the Lessor the vacant possession of the demised premises after removing the partitions and fittings and fixtures pertaining thereto any alterations, changes or additions erected on the demised premises by the Lessee and such removal should be done without in any way damaging or defacing the premises and such delivery should be given within a period of SIXTY days after expiration or sooner determination of the said term, provided always that in the event the Lessee fails to deliver vacant and peaceful possession of the demised premises as aforesaid, the said partitions and fittings and fixtures and any alterations, changes or additions as aforesaid on the expiry of the above mentioned period shall belong to the Lessor and the Lessee shall not be entitled any compensation therefor provided always that in case the Lessor desires to retain the said partitions and fittings and fixtures etc. as aforesaid the Lessor shall pay to the Lessee compensation thereof as may be determined by the Development Commissioner and the Lessee shall not be entitled to raise any objection against such retention and or the valuation determined by the said Development Commissioner as aforesaid, provided always that the lessee shall continue to be liable to pay compensation for the period of unauthorised occupation of the said premises till the date the Lessor hands over vacant and peaceful possession of the demised premises at such rates as may be charged by the Lessor.

y) If the said rent hereby reserved shall be in arrears for a period of 30 days whether the same shall have been legally demanded or not the Lessor may take steps to recover the arrears of rent as arrears of land revenue or move to the appropriate Court of Law and recovery.

z) A Penal Interest in rent arrears shall be payable on rent in arrears in the first 12 months at 12% next 12 months but upto 24 months at 12% on the first year arrears and at 18% for subsequent months and rental arrears for beyond 24 months at 12% on first year arrears, 13% on second year and 24% beyond 24 months.

aa) The lessor doth hereby covenant with the Lessee that the Lessee paying the rent hereby reserved and performing in the covenants herein before on the Lessee's. Part contained shall and may peaceably enjoy the demised premises for the said term hereby granted without any interruption or disturbance from or by the Lessor or any person or persons lawfully claiming by form or under the Lessor.



                                                                         ....7..


 Yasmin Ahmed
---------------------                           For TOTAL BUSINESS SOLUTIONS
                                                  (INDIA) PRIVATE LIMITED
    DEVELOPMENT COMMISSIONER,
  MADRAS EXPORT PROCESSING ZONE,
              MADRAS-45.

                                         K. Achyuthan        DIRECTOR

                                   :  7  :


ab) All disputes and differences arising out of or in any way touching or concerning these Presents (except as to any matters and decision of which is left to the sole discretion of the said lessor, as especially provided for in these presents) shall be referred to be arbitration of two arbitrators, one each to be appointed by the respective parties to these Presents. The arbitrators so appointed shall appoint an Umpire in the manner provided in the Arbitration Act 1940. It will be no objection that a person appointed as Arbitrator on behalf of the Lessor is or was an employee of the Government, that he had to deal with the matters to which the lease herein relates and/or that in the course of his duties as such employee of the Government he has expressed a view on all or any of the matters in dispute or difference. In the event of either or both of the arbitrators dying, neglecting or refusing to act or resigning, or being unable to act for any reason, the substitute(s) to be appointed by the concerned parties shall be entitled to proceed with the reference from the stage at which it was left by the previous Arbitrator/Arbitrators. The cost of and in connection with the arbitration shall be in the discretion of the Arbitrators who may make suitable provisions for the same in their Award. Subject to the aforesaid, the provisions of the Arbitration Act, 1940 and the Rules thereunder and any statutory modifications thereof for the same for the time being in force shall apply to the arbitration proceedings under this clause.

ac) If the Lessee shall have duly performed and observed the covenants and conditions on the part of the Lessee herein before contained and shall at the end of the said term hereby granted be desirous of receiving a new lease of the demised premises and of such desire shall give notice granted in writing to the Lessor before the expiration of the term hereby granted, the Lessor shall and will at the cost and expenses in every respect of the lease grant to the Lessee a new lease of the demised premises for a further term of five years on payment of yearly rent as may be determined by the Lessor AND WITH covenants provisos and stipulations herein before contained except this provision for renewal and such new lease shall contain in lieu of this clause a covenant at end of the said renewed term of five years the Lessor shall at the like cost and expense grant to the lessee further renewals and that every such renewal shall be for such terms and subject to such covenants, provisos and stipulations. The cost of and in connection with arbitration shall be at the discretion of the arbitrator who may make a suitable provision of the same in his award subject as aforesaid, the Arbitration Act 1940 shall apply to the arbitration proceedings under this clause.


                                                                         ....8..


Yasmin Ahmed                      For TOTAL BUSINESS SOLUTIONS
---------------------                (INDIA) PRIVATE LIMITED,

    DEVELOPMENT COMMISSIONER,         K. Achyuthan   DIRECTOR
  MADRAS EXPORT PROCESSING ZONE,
              MADRAS-45.

                                    :  8  :

IN WITNESS WHERE OF YASMIN AHMED the Development Commissioner of MEPZ, Ministry of Commerce, Government of India on behalf of the President of India set her hand and affix the common seal of office hereto on its behalf and the lessee hath here unto got his hand affixed the common seal of the Company the day and year first abovewritten.

                                 FIRST SCHEDULE

                           (Description of Building)

All that piece of parcel of land and premises numbered as Unit 13, Block 2, SDf Building, M.E.P.Z., Tambaram, Madras - 600 045 in the Madras Export Processing Zone in Schedule No. 164/1 (part) within the village limits of Kadaperi, Taluk Saidapet, District Chengalpattu containing by admeasurement 500 sq. mtrs or thereabouts and bounded as follows, with partitions, fittings and fixtures thereto listed in Second Schedule annexed to that to say--

        On or towards the north say...          Block 1

        On or towards the south say...          Corridor between   Unit 13
                                                and Unit 14

        On or towards the east say...           Common Corridor & Pathway

        On or towards the west say...           By Road

                                SECOND SCHEDULE

                       INVENTORY OF ELECTRICAL INSTALLATION.

Name of the Occupant    :       M/s.    Total   Business   Solutions
                                (India) Pvt. Ltd.

Location                :       Unit 13,  Block 2,  SDF Buildings,
                                Madras Export Processing Zone.

-------------------------------------------------------------------------
SR.No.                  Description                             Qty
  1.                         2.                                  3.
-------------------------------------------------------------------------
A.  LIGHT FIXTURES, WIRING & OTHER ACCESSORIES:

1.   'Philips' make single mounting soil type light
     fixtures type TMS 21/140 with accessories and
     fluorescent lamp                                            11 Nos.

                                                                 ....9..



Yasmin Ahmed                       For TOTAL BUSINESS SOLUTIONS
-------------------                    (INDIA) PRIVATE LIMITED

                                       K. Achyuthan     DIRECTOR

Development Commissioner,
Madras Export Processing Zone.
       Madras-45

                                    :  9  :

2.   'Philips' make twin mounting soil type light
     fixtures TMC 21/240 with accessories and
     fluorescent lamps                                          2 Nos.

3.   'Philips' make twin mounting Industrial type
     light fixtures type TKC 22/240 with accessories
     and fluorescent lamps                                     32 Nos.

4.   Mirror light fittings with 20w fluorescent lamp            2 Nos.

5.   5 Amps Piano type switches                                81 Nos.

6.   5 Amps 3 pin sockets                                      10 Nos.

7.   15 Amps piano type switches                               14 Nos.

8.   15 Amps 3 pin socket                                      14 Nos.

9.   Total No. of light points                                 47 Nos.

10.  Total No. of Fan points                                   29 Nos.

11.  total No. of 5 Amps 3 pin plug points                     10 Nos.

12.  Total No. of 15 Amps 3 pin plug points                    14 Nos.

B.   MAIN BOARDS & MCB DISTRIBUTION BOARDS ETC.

1.   8 way SP MCB DB with accessories:

     i.   63 Amps Isolator                      1 No.)
     ii.  10 Amps SP MCB                        6 Nos)          2 sets

2.   12 way SP MCB DB with accessories:

     i.   60 Amps Isolator                      1 No.)
     ii.  15 Amps SP MCB                        8 Nos)          2 sets

3.   200 Amps TPN sw fuse switch unit with NRC fuse
     (fixed on angle iron frame work)                           1 No.

4.   100 Amps TPM fuse switch unit with NRC fuse
     (fixed on angle iron frame work)                           2 Nos.



                                                                ....10..


Yasmin Ahmed              For TOTAL BUSINESS SOLUTIONS
-----------------             [INDIA] PRIVATE LIMITED,

                              K. Achyuthan                      DIRECTOR

Development Commissioner,
Madras Export Processing Zone,
Madras - 45.

                                   :  10  :


5.      Main Penal Board with following items:

        i.      200 Amps TPN fuse switch unit with HRC fuse  1 No.  )
        ii.     100 Amps TPN fuse switch unit with HRC fuse  3 Nos. )
        iii.    32 Amps SPN switch fuse unit                 4 Nos. )
        iv.     Ammeter-0 to 200 A with CTS selector switch  1 No.  )
        v.      Voltmeter 0 to 600 V with selector switch    1 No.  ) 1 set
        vi.     Indicating lamps with bulbs                  3 Nos. )
        vii.    Side look fuses                              3 Nos. )
        viii.   Toggle Switches                              3 Nos. )
        ix.     200 Amps busbar chamber Al. busbars          1 No.  )


TOILETS, PANTRY, AHU & HALL PORTION
1.      Wash basin with fittings (I/C tap)................   2 Nos.

2.      Indian Water closet with fittings.................   3 Nos.

3.      High level flush tank (Cost iron).................   3 Nos.

4.      European Water closet with fittings...............   1 No.

5.      Porcelain low level flush cistern.................   1 No.

6.      Mirror............................................   2 Nos.

7.      Brass Bib Cock....................................   4 Nos.

8.      Brass stop cock...................................   7 Nos.

9.      Porcelain Urinal 2 Nos. with automatic cister        1 set

10.     Nahins trap.......................................   5 Nos.

11.     Kitchen sink with fittings (1/C tap)..............   1 No.

12.     Wooden door (Flush) shutters......................   7 Nos.

12A.    Wooden door (Flush) double shutter................   1 No.

13.     M.S. Rolling shutter..............................   1 No.

14.     Anodised Aluminium glaled door
        with all fittings       D1........................   1 No.
                                D2........................   2 Nos.
                                                        (Common door)

                                                          ....11..


Yasmin Ahmed                     For TOTAL BUSINESS SOLUTIONS
------------------                   [INDIA] PRIVATE LIMITED


                                     K. Achyuthan       DIRECTOR

    Development Commissioner,
Madras Export Processing zone
       Madras - 45.

                                   :  11  :

          15.  Aluminium glaxed windows W1..................   1 No.
                                        W4..................   1 No.
                                        W2..................  16 Nos.
                                        W5..................   8 Nos.
                                        W3 (Ventilators)....   5 Nos.





          SIGNED, SEALED AND DELIVERED           Yasmin Ahmed
                                                 -----------------------
          By Smt. YASMIN AHMED I.A.S.            Development Commissioner,
          Development Commissioner,              Madras Export Processing Zone,
          Madras Export Processing Zone on                 Madras-45



          behalf of President of India in the
          presence of

          1.      V. Rajaram (V. Rajaram , MEPZ, Madras)



          2.      Suresh (Suresh, Ms-45)



          SIGNED, SEALED AND DELIVERED

          By the above-named Lessee and represented by its Director Shri K. Achyuthan
          For TOTAL BUSINESS SOLUTIONS (INDIA) PRIVATE LIMITED....


                              DIRECTOR

          in the presence of

          1.    RS Iyengar
                27 Jumaih Street
                Madras 34



          2.    P. Gunasagar
                P. GUNASAGAR
                1 Ekamkara Chetty Street
                Komkkupet                               ....12..
                Madras - 600021




                         For TOTAL BUSINESS SOLUTIONS
                             (INDIA) PRIVATE LIMITED,

                                   K. Achyathan                     DIRECTOR

                                    :  12  :

The COMMON SEAL of the abovenamed Licensee was, pursuant to a Resolution of its Board of the Directors of the Directors passed in that behalf of

For TOTAL Business Solutions (India) Private Ltd
       K. Achyuthan



affixed hereto in the presence of:
                                                  [SEAL]
1.     B. Venkateshwar Rao

       G. Narayanan

                                                                    EXHIBIT 10.4


                         MADRAS EXPORT PROCESSING ZONE
                              GOVERNMENT OF INDIA
                  MINISTRY OF COMMERCE, DEPARTMENT OF COMMERCE

            MEPZ/Appln/31/84(1).            II Floor, "Rosy Tower",
                                            7, Nungambakkam High Road,
                                            Madras-600 034.

                                            Dated: 23-9-1986.


To

M/s. Indchem Electronics Ltd.,
Post Bag No. 5059,
Plot 47, Developed Plots for
Electrical and Electronics
Industries, Seevaram Village,
Porungudi, Madras-600 096.


Sirs,

        Sub: MEPZ - Allotment of unit in SDF building to Indchem Electronics Ltd. for setting up a unit in MEPZ for development of computer software.

        Ref: 1. Government of India, Ministry of Commerce
                Letter No. 8/25/84-MEPZ, dt, 14.5.1985.

             2. Your letter dated 27,8.1986.
             -------------------------------------------------

        Kindly refer to the Government of India, Ministry of Commerce letter
No. 8/25/84-MEPZ, dt, 14.5.1985 wherein the Ministry has communicated the Government's approval for setting up a new industrial undertaking in MEPZ for development of computer software for export. The validity of the Letter of Approval has been extended upto 13.11,1986 in my letter No. MEPZ/Appln/31/84, dt. 30.6.1986. After careful examination of the requirement of area for setting up the unit with reference to the volume of exports, the employment content, the machines to be installed etc. and taking into consideration your preference to the space in the SDF building and the vacant site in the zone indicated in the letter second cited, we write to inform you that the Unit/ No. 13 admeasuring 500 sq. metres in Block No. II of the SDF building in the Zone has been allotted to you for the manufacture of your licenced product.

     2. You are requested to take action to take possession of the said premises in the said SDF Building at the earliest date. However, before possession is handed over to you the formalities of executing tenancy agreement and payment of lease rent will have to be completed by you.

     3. A copy of tenancy agreement is sent herewith. I request you to complete it and forward three copies of it duly typed on the ledger paper for our scrutiny and further action.

     4. The lease rent for the space in SDF unit bo Rs.300/- per sq. metre per annum plus Municipal Taxes, water charges and Service charges for the common area. You are requested to ensure that the lease rent is paid to MEPZ administration regularly. In this connection your kind attention is also drawn to the sub-clauses XI and X2 of clause 1 of the Tenancy agreement. Before taking possession you are requested to pay three months rent in advance, within 7 days from the date of receipt of this order.

     5. You are requested to make the payment of rent into the Central Bank of India (Main Branch), II Line Beach, Madras under contd....2
the head of account "007 Foreign Trade and Export Promotion(i) Other Receipts". The challan for the remittance prepared in quadruplicate and got countersigned by the Accounts Officer, Office of the Development Commissioner, MEPZ is sent herewith.

6. In case the said SDP unit is not taken possession by you within 15 days of receipt of this communication, the allotment will stand cancelled.

7. If you are willing to accept the above said conditions, please communicate your acceptance in the form of an undertaking to abide by the said conditions. On receipt of your undertaking and the remittance challan, we will proceed to hand over possession of the plot to you.

8.      Please acknowledge receipt of this letter.


                               Yours faithfully,


                                (T.M. ARUMUGAM)
                            Development Commissioner


cc to:

    Smt. C.G. Lal, Deputy Secretary, Govt. of India, Ministry of Commerce, Udyoo Bhavan, New Delhi-11.
    The Managing Director, SIPCOT, Greems Road, Madras-6.
    The Project Manager, N.B.C.C., Madras.
    The Superintending Engineer, MES(South), TNEB, Madras-2.
    The Commissioner, Tambaram Municipality, Tambaram, Madras-45.
    The Asst. Development Commissioner, MEPZ, Madras-34.
    The Assistant incharge, Site Office.
    SDF/Plot Allotment File.


gs/23.9.1986.

                                                                    EXHIBIT 10.4


                                                   Registered AD






                                  No.8/25/84-MEPZ
                                  Government of India
                                  Ministry of Commerce
                                  (Department of Commerce)

                                  New Delhi, the 14th May, 1985.

M/s. Indchem Electronics Ltd.,
Plot 47, Developed Plots for
Electrical & Electronics Industries,
Perungudi, Madras-600 096.

Subject: Application dated 31.8.84 for the grant of permission for setting up of an industrial unit in Madras Export Processing Zone, Madras for the manufacture of Electronics equipments.

Sirs,

          I am directed to refer to your application dated 31.8.84 on the above cited subject and to say that the Government hereby approve your proposal for setting up a new industrial undertaking in the Madras Export Processing Zone, in the state of Tamil Nadu for the manufacture of the following items on the basis of maximum utilization of plant and machinery and subject to the condition given below:

Item of manufacture     Yr:     Annual capacity
-------------------     ---     ----------------
                                (Value in Rs.)

Computer software       1st     30 lakhs (Thirty  lakh only)
                        2nd     50 "     (Fifty   lakh only)
                        3rd     60 "     (Sixty   lakh only)
                        4th     70 "     (Seventy lakh only)
                        5th     75 "     (Seventy five lakh only)

Conditions

        i) Unless otherwise specified by a general or special or less, the entire production shall be exported:

        ii) You will maintain value addition of 88% during the first five years of operation.

        iii) A new company should be incorporated to implement the project in Madras Export Processing Zone under Indian Laws,

        iv) You will obtain clearance from the Tamil Nadu Water & Air Pollution Control Board before setting up the unit in MEPZ.

        v) You will maintain a separate account for your activity in Madras Export Processing Zone, (MEPZ).

                                                                    ..2//

2. You are requested to please confirm the acceptance of the above conditions within 45 days of the date of issue of this letter failing which it will be presumed that you are no longer interested in the implementation of the project.

3. This letter of approval is valid for one year from the date of its issued for commencement of commercial production and will automatically lapse, if an application for the extension of the validity period of this letter approval is not made before the expiry of the said period of one year.

4. In case assistance from financial institutions is envisaged, you will make a complete application in this regard to the financial institution within a period of 6 months from the date of issue of this letter of approval and obtain a certificate of viability from the financial institution concerned to be presented to the Development Commissioner, Madras EPZ, before the unit is registered by him.

5. If you fail to comply-with the conditions stipulated above, this letter of approval is liable for rejection/revocation.

6.      This letter of approval shall not constitute clearance under MRTP Act.

7. Please quote our reference number quoted above in all future correspondence with this Ministry.

8. Yom may kindly contact the Development Commissioner, Madras EPZ, for allotment of suitable accommodation and other assistance to you.

                                                Yours faithfully,
                                                 R. Sethuraman
                                                -----------------------
                                                (R. Sethuraman)
                                                Under Secretary
                                                Tele. No. 3016924.

Copy for information to:-

 1.     Dev. Commissioner, Madras EPZ, Madras.
 2.     DGTD, (Import & Exports Policy Cell), New Delhi.
 3.     Dev. Commissioner, SSI, Nirman Bhavan, New Delhi.
 4.     Jt. Chief Controller of Import & Exports, Madras.
 5.     Deptt. of Electronics, New Delhi.
 6.     Ministry of Finance, Deptt. of Economic Affairs, New Delhi.
 7.     Industries Commissioner, Govt. of Tamil Nadu, Madras.
 8.     Guard file/Main file.

                                                 R. Sethuraman
                                                -----------------------
                                                (R. Sethuraman)
                                                Under Secretary.

                               No. 8/25/84-MEPZ
                             Government of India
                             Ministry of Commerce


                                                New Delhi, dated 13 JAN 1992


To

        M/s Ind chem Electronics Ltd.
        K.R. Buildings
        124-A, Lattice Bridge Road
        Adyar, Madras - 600020

Subject:        Your proposal for take over of M/s Ind chem
                Electronics Ltd. by M/s Total Business
                Solutions (I) Pvt.Ltd., and approval of
                revised projections - Reg.
                           _________

Sirs,

                The undersigned is directed to refer to letter dated 26th August, 1991 to Development Commissioner, Madras EPZ on the above subject and to say that in view of the position explained therein, Government have agreed to your proposal and have approved the following :-

                (a)     Transfer of Letter of Approval No. 8/25/84-MEPZ dated
                        14.5.85 issued to M/s Ind chem Electronics Ltd. for manufacture of Computer Software to M/s Total Business Solutions (I) Pvt.Ltd. a new company incorporated to take over the operations of M/s Ind chem Electronics Ltd., in MEPZ;

                (b) Equity participation by M/s Complete Business Solutions Inc. 30500 North Wester Highway Suite 200, Farmington Hills, MI 48334, Michigan USA, to the extent of Rs, 7.6 lakhs constituting 76% of paid up equity in cash on repatriation basis;

                (c) Payment of dividend to M/s Complete Business Solutions Inc., USA, amounting to Rs, 16.88 lakhs over the next five years representing 20% in the first year, 25% in the next year, 10% in the third year and 50% thereafter;

                (d) Revised projections with a value addition of 96.5% as given in your letter dated 26.8.91 addressed to Development Commissioner, MEPZ.


                                                                .......

          2. Accordingly, it has been noted that the LOA of even number dated 14.5.85 will now be implemented by M/s Total Business Solutions (I) Pvt.Ltd.

          3. Consequently, condition No. (ii) of the Letter of Approval dated 14.5.85 may be deemed to have been changed as under;

               "(ii) You will maintain value addition of 96.5% during the first five years of operation."

          4. Further, the following conditions may be deemed to have been added to the existing terms and conditions of LOA dated 14.5.85 ;-

               "(vi) M/s Complete Business Solutions Inc., USA will contribute to the extent of Rs. 7.6 lakhs being 76% of the paid up equity in cash on repatriation basis;

               (vii) Dividend amounting to Rs. 16.88 lakhs payable to M/s
                     Complete Business Solutions Inc. USA, over 5 year period will be subject to RBI regulations."

          5. All other terms and conditions of the Letter of Approval dated 14.5.85, shall remain unchanged.

          6. You may keep this letter attached with the Letter of Approval dated 14.5.85, issued to you earlier.

                                                        Yours faithfully,

                                                        G. P. Grover

                                                        G. P. Grover
                                                     Under Secretary to the
                                                         Government of India

          Copy information to:-

          1.     Dev. Commissioner, Madras EPZ, Madras,
          2.     DGTD (Imports & Exports Policy Cell), New Delhi,
          3.     Dev. Commissioner, SSI, Nirman Bhavan, New Delhi,
          4.     Jt. CCI&E, Madras,
          5.     Department of Electronics, New Delhi,
          6.     Ministry of Finance (DEA), New Delhi,
          7.     Industries Commissioner, Govt. of TamilNadu, Madras,
          8.     Guard file/Main file,


                                                        G.P. Grover

                                                       (G.P. Grover)
                                                     Under Secretary

                                                                   EXHIBIT 10.4


                              GOVERNMENT OF INDIA
                              MINISTRY OF COMMERCE
                         MADRAS EXPORT PROCESSING ZONE

                                              Administrative Office Bldg.,
                                                 Tambaram, Madras-45.

                                    ......

                                                           Dt. 3.8.93
No.2/LA(18)92-EM

To

M/s. Total Business Solutions (India) Pvt. Ltd.,
Unit No. 13, SDF.
MEPZ, Madras-45.

Sirs,

        Sub:  MEPZ -  Allotment of additional SDF building for
                      expansion of your unit in MEPZ for manufacture of Computer Software.

              Ref:    Your Letters dated 5.2.93  6.4.93 & 8.6.93.

        In the letter cited, you have requested for allotment of additional space for expansion of your unit in MEPZ, for manufacture of Computer Software, in addition to SDF Unit No. 13 already allotted to you. After careful examination of the requirement of exports, the employment content, the machines to be installed etc., we write to inform you that the Unit NO. 14 (factory area except office room) admeasuring 453 sq. mtrs. in the second floor of block No. II of SDF building in the Zone which has been surrendered by M/s. Ohmtron Overseas (P) Ltd. from 1.8.93 for the manufacture of your licensed product.

        2. The allotment of the unit is subject to the condition that you shall enter into a lease agreement with the Development Commissioner, MEPZ and should abide by the terms and conditions as stipulated in the lease agreement.

        3. You are requested to take possession of the said premises in the SDF Building on the date mentioned above, failing which the allotment will be cancelled.

        4. The lease rent for the space in the SDF unit is Rs. 300/- per sq.m. per annum. i.e. Rs.,1. 35,900/-(Rupees one lakh thirty five thousand and nine hundred only) for 453 sq. mtrs. and this yearly rent is payable in advance computed from without any deductions whatsoever. In addition to the lease rent, you should also pay Municipal Taxes, water charges and service charges for common area. You are requested to ensure that the lease rent is paid to MEPZ administration regularly.

        5. You are requested to make payment of rent to the Development Commissioner, MEPZ by means of Cheque or Demand Draft.

        6. The allotment of the area is subject to the further condition that implementation of the project will be started within 3 months from the date of taking possession, as stipulated by the Government of India, Ministry of Commerce in their Letter of Approval.

                                                                         ...2

        7. The shed allotted to you should be utilised only for the purpose of carrying out the export production activities as envisaged in the Letter of Approval issued to you. You should fulfil the export obligation and value addition as envisaged in the above Letter of Approval. Failure on your part in this regard will entail cancellation of allotment and resumption of the shed allotted to you.

        8. A declaration in the enclosed format may please be submitted to this office.

        9.      Please acknowledge receipt of this letter.

                                Yours faithfully

                                Yasmin Ahmed
                                ----------------------------
                                DEVELOPMENT COMMISSIONER

        Copy to:

        1. Shri K.K. Vijayan, Under Secretary, Ministry of Commerce, Udyog Bhavan, New Delhi-110 011.

        2.      Asst. Divisional Engineer, MES, TNEB, Kadapperi, Madras-45.

        3.      AC (C) / A.O. / A.D.C. /

        4.      Preventive Supdt. / Appraiser / ASO. MEPZ.

        5.      IA.2 / IA.3 / E.2 / SR / Accounts Sections.

        6.      Asst. Engineer. TNSCC Ltd., MEPZ, Madras-45.

        7.      EM.2 Section - with a request to charge rent to M/s. Ohmtron
                               Overseas (P) Ltd. for the office area, i.e, 47 sq.m. with effect from 118.93.

                                                                    EXHIBIT 10.4


                                                        21 Jul 1994


                              GOVERNMENT OF INDIA
                              MINISTRY OF COMMERCE
                         MADRAS EXPORT PROCESSING ZONE
                                     *****
                                      ***
                                       *

                                                     Admn. Office Building,
                                                     45, National Highways,
                                                     Tambaram, Madras - 45.
Lr. No.2/LA(18) 92 - E.M./8872                       Dated: 18th July, 1994


To
M/s. Total Business Solutions (India)
                    Private Limited
S.D.F. Unit No. 13
Madras Export Processing Zone,
Tambaram, Madras - 600 045.

Sirs,

        Sub: - MEPZ - Allotment of additional SDF building for expansion of your unit in MEPZ for manu-facture of Computer Software.

        Ref: - Your letters dated 30.6.94 and 6.7.94.
                                   * * * * *
        In the letter cited, you have requested for allotment of additional space for expansion of your unit in Madras Export Processing Zone for manufacture of Computer Software. In addition to SDF Unit No. 13 and 14 already allotted to you. After careful examination of the requirement of export, the employment content, the machines to be installed etc., we write to inform you that the Unit No.12, admeasuring 500 sq.mtrs. in the first floor of Block No. II of SDF building in the Zone from 1.7.94 for manufacture of your licenced product.

        2. The allotment of the unit is subject to the condition that you shall enter into a lease agreement with the Development Commissioner, Madras Export Processing Zone and should abide by the terms and conditions as stipulated in the lease agreement.

        3. You are requested to take possession of the said premises in the SDF building on the date mentioned above, failing which the allotment will be cancelled.

        4. The lease rent for the space in the SDF unit is Rs.300/-per sq.m. per annum, i.e. Rs. 1,50,000/-(Rupees One lakh fifty thousand only) for 500 sq.mtrs. and this yearly rent is payable in advance computed from without any deductions whatsoever. In addition to the lease rent, you should also pay Municipal Taxes, water charges and service charges for common area. You are requested to ensure that the lease rent is paid to MEPZ administration regularly.

        5. You are requested to make payment of rent to the Development Commissioner, MEPZ by means of Cheque or Demand Draft on quarterly basis.

                                                                   ....... 2/-

                                     : 2 :


        6. The allotment of the area is subject to the further condition that implementation of the project will be started within three months from the date of taking possession, as stipulated by the Government of India, Ministry of Commerce in their Letter of Approval.

        7. The shed allotted to you should be utilized only for the purpose of carrying out the export production activities as envisaged in the Letter of Approval issued to you. You should fulfil the export obligation and value addition as envisaged in the above Letter of Approval. Failure on your part in this regard will entail cancellation of allotment and resumption of the shed allotted to you.

        8. You have to pay the rent to CWC Warehouse xxxxxxxx for the goods removed from SDF Unit No.1, belonging to M/s. Indo-Korea Arts and Crafts(P) Ltd. and kept under safe custody in CWC, MEPZ, till the date of liquidation.

        9. A declaration in the enclosed format may please be submitted to this office.

        10.     Please acknowledge receipt of this letter,

                                Yours faithfully,

                                K. Suresh
                                (K. SURESH)
                                Joint Development Commissioner

Copy to:
--------

        1.      Assistant Divisional Engineer, MES., TNEB., Kapapperi, Ms. 4

        2.      AC (C)/A.O./A.D.C.

        3.      Preventive Supdt./Appraiser/ASO., MEPZ.

        4.      I.A.2/I.A.3/LA/PR/Accounts Sections.

        5.      Asst. Engineer, TNSCC Ltd., MEPZ., Madras - 45.

        6.      E.M.2 Section - with a request to enter in PRC Register.

        7.      Copy to M/s. Indo Korea Arts & Crafts (P) Ltd. file

                                                                  EXHIBIT 10.4

                               GOVERNMENT OF INDIA        Admn. Office Building
                          MADRAS EXPORT PROCESSING ZONE    45, National Highway
No. 2/LA (18) 92EM/2458        MINISTRY OF COMMERCE           Madras-45
                                                             Date 8.3.95

M/s. Complete Bussiness Solutions (I) Pvt Ltd.,
Unit No. 13 & 14,
SDF Building, Ph-I.
MEPZ, Madras-45

Sirs,

             Sub: MEPZ - Allotment of SDF Building for setting up a unit by you for manufacture and export of computer software

             Ref:  1.  Your letters dated 25.8.94 & 21.2.95
                   2,  Letters dated 15.9.94 & 14.2.95 from
                       M/s. Worldwide Technologies Ltd.,

                                   --------


             Kindly refer to the letters cited. In the letter first cited, you have requested for allotment of SDF/Unit No. 15 in phase I for expansion of your project in MEPZ by agreeing to take over the export obligation of M/s. Worldwide Technologies Ltd. After careful examination of the requirement of exports, the employment content, the machines to be installed etc., we write to inform you that the Units No. 15 admeasuring 500 sq. metres in Block II, third floor of SDF/Building in the phase I is allotted to you with effect from
15.2.95 for the manufacture of your licensed product.

             2. The allotment of the unit is subject to the condition that you shall enter into a lease agreement with the Development Commissioner, Madras Export Processing Zone and Should abide by the terms and conditions as stipulated in the lease agreement.

             3. You are requested to take possession of the said premises in the SDF building on the date mentioned above failing which the allotment will be cancelled.

             4. The lease rent for the space in the SDF unit is Rs. 300/- per sq. metre per annum, i.e. Rs. 1,50,000 (Rupees One lakh fifty thousand only) and this yearly rent is payable in advance computed without any deduction what soever. In addition to the lease rent, you should also pay Municipal Taxes, water charges and service charges for common area. You are requested to ensure that the lease rent is paid to Madras Export Processing Zone administration regularly.

                                                                      (Contd..2)

                                     (2)

    5. You are requested to make payment of rent to the Development Commissioner, Madras Export Processing Zone, by means of Cheque or Demand Draft on quarterly basis in advance.

    6. The rental rates mentioned above for SDF building are provisional. Incase, the rent for SDF units in phase I is fixed at a higher rate, you should pay the difference in the lease rent for the period from the date of taking possession of the unit at the higher rate as may be fixed.

    7. The allotment of the area is subject to the further condition that implementation of the project will be started within three months from the date of taking possession, as stipulated by the Government of India, Ministry of Commerce in their letter of Approval issued to you, failing which MEPZ will cancel the allotment and resume the SDF unit.

    8. The shed allotted to you should be utilised only for the purpose of carrying out the export production activities as envisaged in the letter of Approval issued to you. You should fulfill the export obligation and value addition as envisaged in the letter of Approval. Failure on your part in this regard will entail cancellation of allotment and resumption of the shed allotted to you.

    9. A declaration in the enclosed format may please be submitted to this office.

   10.  Please acknowledge receipt of this letter.

   11.  This issues with the approval of Development Commissioner MEPZ.


                                         Yours Faithfully,

                                          M. Balagangadharan

                                         (M. BALAGANGADHARAN),
                                    Deputy Development Commissioner.

Encl:  As above.

Copy to:

1.  Asst. Divnl. Engineer, MFS.. INGB., Kadappori, Madras:45
2.  A.C (Customs)/Accounts Officer/A.D.C., MEPZ
3.  Prov. Supdt/Appraiser/A.S.O
4.  IA2/IA3/LA/Customs/Accounts Section
5.  Asst. Engineer, INSCC Ltd/Asst. Engineer, NBCC Ltd
6. E.M.2 Section-with the request to make necessary entry in PRC register for raising rental demand.

                                                                    EXHIBIT 10.4

                             GOVERNMENT OF INDIA
                             MINISTRY OF COMMERCE
                        MADRAS EXPORT PROCESSING ZONE
                                    *****


                                                Admn. Office Building
                                                National Highways-45,
                                                Tambaram, Madras-45.
Lr.No. 2/28/93 - E.M./251-                      Dated:  19.10.1994.

To
M/s. Complete Business Solutions (I) Pvt. Ltd.,
Unit No. 13, S.D.F., MEPZ.,
Kadaperi, Tambaram,
MADRAS-00 045.

Sirs,

       Sub:-  MEPZ - Allotment of Additional SDF
              building for expansion of your unit
              in Madras Export Processing Zone.

       Ref:-  Your letter dated 30.09.90.
                                    *****

       Kindly refer to the letter cited. In the letter cited, you have requested for allotment of SDF Unit No. 1 in Phase I for expansion of your unit in Madras Export Processing Zone. After careful examination of the requirement of area for exports, the employment content, the machines to be installed etc., we write to inform you that the Unit No. 1 admeasuring 500 sq.m. in the Block I of SDF Building in the Phase I is allotted to you with effect from 01.10.1994 for the manufacture of your licensed product.

       2. The allotment of the unit is subject to the condition that you shall enter into a lease agreement with the Development Commissioner, Madras Export Processing Zone and should abide by the terms and conditions as stipulated in the lease agreement.

       3. It is informed that, you have to pay the rent with effect from 1st October, 1994. (01.10.1994)

       4. The lease rent for the space in the SDF unit is Rs. 300/- per sq.m. per annum, i.e., Rs. 1,50,000/- (Rupees One lakh fifty thousand only) and this yearly rent is payable in advance computed without any deduction what soever. In addition to the lease rent, you should also pay Municipal Taxes, Water charges and service charges for common area. You are requested to ensure that the lease rent is paid to Madras Export Processing Zone administration regularly.

      5. You are requested to make payment of rent to the Development Commissioner, Madras Export Processing Zone, by means of Cheque or Demand Draft on quarterly basis in advance.

                                                              Contd. ....... 2/-

                                   :  2  :


             6. In case, the rent for SDF unit in Phase I is fixed at a higher rate, you should pay the difference in the lease rent for the period from the date of taking possession of the land at the higher rate as may be fixed.

             7. The shed allotted to you should be utilised only for the purpose of carrying out the export production activities as envisaged in the Letter of Approval issued to you. You should fulfil the export obligation and value addition as envisaged in the Letter of Approval. Failure on your part in this regard will entail cancellation of allotment and resumption of the shed allotted to you.

            8. A declaration in the enclosed format may please be submitted to this office.

            9.    Please acknowledge receipt of this letter.


                                                 Yours faithfully,

                                                   K. Suresh
                                                   K.(SURESH)
                                         Joint Development Commissioner.


Encl.  As above.

Copy to:

    1.  Asst. Divnl. Engineer, MES., TNE 9., Kadapperi, MS.45.

    2.  A.C. (Customs)/Accounts Officer/D.D.C., MEPZ.

    3.  Prev. Supdt./Appraiser/A.S.O.

    4.  IA2/IA3/LA/Customs/Accounts Section

    5.  Asst. Engineer, TNSCC Ltd./Asst. Engineer, NBCC Ltd.

    6.  E.M.2 Section - with the request to make necessary entry in PRC register for raising rental demand.

    7.  T.B.S. file.